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                          UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: January 28, 1998



                  WISCONSIN CENTRAL TRANSPORTATION CORPORATION
                ------------------------------------------------

             (Exact name of registrant as specified in its charter)






             Delaware                  0-19150               36-3541743
 ------------------------------      -----------        ---------------------
(State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation or organization)      File Number)       Identification Number)



   6250 North River Road, Suite 9000
         Rosemont, Illinois                                     60018
 ------------------------------------                          --------
 (Address of principal executive offices)                     (Zip Code)


   Registrant's telephone number,
         including area code                                (847) 318-4600
                                                             -------------








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 5.  Other Events

         See press release attached as Exibit No. 20.



                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               WISCONSIN CENTRAL TRANSPORTATION
                                               CORPORATION


Date: February 5, 1998                         By:  /s/ Walter C. Kelly
                                                  -----------------------------
                                                        Walter C. Kelly
                                                        Vice President, Finance


Date: February 5, 1998                         By:  /s/ Walter C. Kelly
                                                  ------------------------------
                                                        Walter C. Kelly
                                                        Chief Accounting Officer

                              INDEX TO EXHIBITS


                                                                   Sequentially
                                                                     Numbered
Exhibit No.                      Description                           Page
----------                       -----------                           ----

    20                          Press Release                            4
                              (January 28, 1998)